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                              SAFECO MANAGED BOND TRUST
                              SAFECO TAXABLE BOND TRUST
           SUPPLEMENT TO THE NO-LOAD CLASS PROSPECTUS DATED APRIL 30, 1997
                           SUPPLEMENT DATED AUGUST 11, 1997

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOLLOWING THE SECTION CAPTIONED "PORTFOLIO MANAGERS - INTERMEDIATE TREASURY FUND AND MANAGED BOND FUND" ON PAGE 32:

    The portfolio manager for the Intermediate Treasury Fund is Ronald Spaulding, Chairman of the Board, SAM. Mr. Spaulding has served in various capacities with SAM and SAFECO Corporation since 1975.

    The portfolio manager for the Managed Bond Fund is Michael Hughes, Assistant Vice President, SAM. Mr. Hughes was Vice President and a portfolio manager for First Interstate Capital Management Company from 1995 to 1996, and Vice President and portfolio manager for First Interstate Bank of California from 1988 to 1995.